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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               ------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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                Date of Report (date of earliest event reported):
                                  May 24, 2002


                         ALBANY MOLECULAR RESEARCH, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                        000-25323                14-1742717
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(State or other jurisdiction         (Commission File        (I.R.S. Employer
    of incorporation)                     Number)           Identification No.)


              21 CORPORATE CIRCLE, P.O. BOX 15098, ALBANY, NY 12212
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (518) 464-0279
                                 --------------
              (Registrant's telephone number, including area code)


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Item 9.  Regulation FD Disclosure.

Albany Molecular Research, Inc. (the "Company") is furnishing the following information under Item 9 of this Current Report on Form 8-K:

At the Annual Meeting of Stockholders of 2002 held May 24, 2002, Company representatives released the following information related to the Company's stock repurchase program as of May 23, 2002:

2001 Stock Repurchases                       20,000 shares
2002 Stock Repurchases                      721,872 shares
                                            -------
         Total                              741,872 shares
                                            =======

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: May 24, 2002                             ALBANY MOLECULAR RESEARCH, INC.


                                                By: /s/ David P. Waldek
                                                    ---------------------------
                                                    David P. Waldek
                                                    Chief Financial Officer